                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           --------------------
                                              Phyllis A. Knight
                                              Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 November 1996

                                          CUSIP#'S 393505-LA8,LB7,LC4,LD2,LE0
                                          TRUST ACCOUNT #13210501
                                          REMITTANCE DATE: 12/16/96


                                                Total $                 Per $1,000
                                                Amount                   Original
                                            -------------              -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                         $4,522,001.75

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                       0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                   $4,522,001.75
A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.50%)        5.50%
          b. Class A-1 Interest                430,860.79               3.59050660
          c. Class A-2 Remittance Rate(5.85%)        5.85%
          d. Class A-2 Interest                243,750.00               4.87500000
          e. Class A-3 Remittance Rate(6.20%)        6.20%
          f. Class A-3 Interest                180,833.33               5.16666657
          g. Class A-4 Remittance Rate(6.50%)        6.50%
          h. Class A-4 Interest                270,833.33               5.41666660
          i. Class A-5 Remittance Rate(7.00%)        7.00%
          j. Class A-5 Interest                443,041.67               5.83333338

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                .00                      .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                .00                      .00

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1996
                                     Page 2

                            CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                            TRUST ACCOUNT #13210501
                            REMITTANCE DATE: 12/16/96

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                  1,652,898.91            N/A
          a. Scheduled Principal                    518,246.68            N/A
          b. Principal Prepayments                1,016,027.21            N/A
          c. Liquidated Contracts                   118,625.02            N/A
          d. Repurchases                                   .00            N/A
     (6)  Pool Scheduled Principal
           Balance                              371,119,844.99   930.66897428
    (6a)  Pool Factor                                .93066897

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                             .00

     (8)  Class A Percentage for such Remittance
          Date                                          91.44%

     (9)  Class A Percentage for the following
          Remittance Date                               91.40%

    (10)  Class A Principal Distribution:
          a. Class A-1                            1,652,898.91    13.77415758
          b. Class A-2                                     .00            .00
          c. Class A-3                                     .00            .00
          d. Class A-4                                     .00            .00
          e. Class A-5                                     .00            .00

    (11)  Class A-1 Principal Balance            92,353,091.99   769.60909992
   (11a)  Class A-1 Pool Factor                      .76960910

    (12)  Class A-2 Principal Balance            50,000,000.00   1000.0000000
   (12a)  Class A-2 Pool Factor                     1.00000000

    (13)  Class A-3 Principal Balance            35,000,000.00   1000.0000000
   (13a)  Class A-3 Pool Factor                     1.00000000

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 3

                              CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 12/16/96


(14)   Class A-4 Principal Balance                 50,000,000.00   1000.0000000
(14a)  Class A-4 Pool Factor                          1.00000000

       (15)   Class A-5 Principal Balance          75,950,000.00   1000.0000000
       (15a)  Class A-5 Pool Factor                   1.00000000

       (16)   Unpaid Class A Principal Shortfall
              (if any) following current Remittance
              Date                                           .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

       (17)  31-59 days                             3,676,874.50            104

       (18)  60 days or more                        4,563,973.74            128

       (19)  Current Month Repossessions              989,715.43             33

       (20)  Repossession Inventory                 2,646,866.32             88

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current
           Remittance Date                                                1.23%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                   1.12%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 4

                              CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 12/16/96

(22) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                              .99%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                1.03%

(23) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from February 1, 2000 to
          January 31, 2001, 6.5% from February 1, 2001 to
          January 31, 2002, 8.5% from February 1, 2002 to
          January 31, 2003 and 9.5% thereafter)                       0.09%

(24) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date    61,905.56

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided
          by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance
          Date; may not exceed 2.25%)                                 0.25%

(25) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (may not
          exceed 25.5%)                                              18.19%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT         CUSIP#'S 393505LF7
                                November, 1996         TRUST ACCOUNT #13210501
                                    Page 5             REMITTANCE DATE: 12/16/96

(26)      Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,975.335.00                                       .00%

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                                 8.56%


                                                         Total $     Per $1,000
                                                         Amount       Original
                                                         -------     ----------
CLASS M1 CERTIFICATES
---------------------
(27)  Amount available (including Monthly
      Servicing Fee)                                  1,299,783.72

A.    Interest
(28)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.00%,
           unless Weighted Average Contract
           Rate is below 7.00%)                              7.00%
      b.  Class M-1 Interest                            209,416.67    5.83333343

(29)  Amount applied to Class M-1 Interest
       Deficiency Amount                                       .00             0

(30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                       .00             0

(31)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                  .00             0

(32)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                  .00             0

B.    Principal
(33)  Formula Principal Distribution Amount
      a.  Scheduled Principal                                  .00           N/A
      b.  Principal Prepayments                                .00           N/A
      c.  Liquidated Contracts                                 .00           N/A
      d.  Repurchases                                          .00           N/A

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1996      CUSIP#'S 393505LG5,LH3
                                    Page 6          REMITTANCE DATE: 12/16/96

(34) Class M-1 Principal Balance                    35,900,000.00               1000.00000000
(34a)Class M-1 Pool Factor                             1.00000000
(35) Class M-1 Percentage for such Remittance
     Date                                                     .00%
(36) Class M-1 Percentage for the following
     Remittance Date                                          .00%
(37) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                                  .00                  0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance Date             .00
(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date               .00

                                                          Total $                  Per $1,000
                                                          Amount                    Original
                                                       ------------                ----------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                    1,090,367.05

(2) Class B-1 Remittance Rate (6.95% unless
    Weighted Average Contract Rate is
    below 6.95%)                                               6.95%

(3) Aggregate Class B1 Interest                           92,377.08                5.79166646

(4) Amount applied to Unpaid Class
    B1 Interest Shortfall                                       .00                       .00

(5) Remaining unpaid Class B1
    Interest Shortfall                                          .00                       .00

(6) Amount applied to Class B1 Interest
    Deficiency Amount                                           .00

(7) Remaining Unpaid Class B-1 Interest
    Deficiency Amount                                           .00

(8) Unpaid Class B1 Principal Shortfall
    (if any) following prior Remittance Date                    .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1996         CUSIP#'S 393505LG5,LH3
                                   Page 7              REMITTANCE DATE: 12/16/96



(8a)      Class B Percentage for such Remittance Date                             .00

(8b)      Class B Percentage for the following
          Remittance Date                                                         .00

(9)       Current Principal (Class B Percentage of
          Formula Principal Distribution Amount)                                  .00
(10a)     Class B1 Principal Shortfall                                            .00
(10b)     Unpaid Class B1 Principal Shortfall                                     .00

(11)      Class B Principal Balance                          31,916,753.00

(12)      Class B1 Principal Balance                         15,950,000.00


                                                        Total  $           Per $1,000
Class B2 Certificates                                     Amount             Original
---------------------                                   --------           ----------
(13)      Remaining Amount Available                  997,989.97

(14)      Class B-2 Remittance Rate (7.30%
          unless Weighted Average Contract
          Rate is less than 7.30%)                         7.30%

(15)      Aggregate Class B2 Interest                  97,131.08           6.08333329

(16)      Amount applied to Unpaid Class
          B2 Interest Shortfall                              .00                  .00

(17)      Remaining Unpaid Class B2
          Interest Shortfall                                 .00                  .00

(18)      Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance
          Date                                               .00

(19)      Class B2 Principal Liquidation Loss Amount         .00

(20)      Class B2 Principal (zero until Class
          B1 paid down; thereafter, Class B
          Percentage of Formula Principal
          Distribution Amount)                               .00

(21)      Guarantee Payment                                  .00




                       GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                        SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 November 1996
                                    Page 8             CUSIP#'S 393505LG5,LH3
                                                       REMITTANCE DATE: 12/16/96

(22) Class B2 Principal Balance                       15,966,753.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                    155,321.98

(24) Class C Residual Payment                            745,536.91

(25) Class M-1 Interest Deficiency on such
     Remittance Date                                            .00

(26) Class B-1 Interest Deficiency on such
     Remittance Date                                            .00

(27) Repossessed Contracts                               989,715.43

(28) Repossessed Contracts Remaining
     in Inventory                                      2,646,866.32

(29) Weighted Average Contract Rate                         9.76763


                            GTFC
                           1996-1
                       November 1996
                    Defaulted Contracts

                                                  Estimated
                                                   Loss At
Account#       Principal   Interest    Amount     Sale Date
--------       ---------   --------    ------     ---------
16319014       14,907.31     81.99    14,989.30    4,321.84
16319069       14,596.96     80.28    14,677.24   12,764.39
37317849        8,512.74     46.82     8,559.56   10,013.48
50322670       32,164.39    176.90    32,341.29    9,204.98
92304154       33,201.24    182.60    33,383.84   16,208.30
93314582       15,242.38     83.83    15,326.21    7,094.73

TOTALS       $118,625.02   $652.42  $119,277.44  $59,607.72
             ===========   =======  ===========  ==========